UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Anglesea Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Nevada	27-4841391
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

13799 Park Blvd., Suite 147
Seminole, FL	33776
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

- None-

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the

following box.   [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the

following box.   [X]

Securities Act registration statement file number to which this form relates:

333-179147

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Common Stock, par value $0.00001	None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant’s Securities to be Registered.

See "Description of Securities" in Anglesea Enterprises, Inc.’s Registration Statement on Form S-1 (File No. 333-179147), hereby incorporated by reference.

Item 2.   Exhibits

3.1

Articles of Incorporation incorporated by reference to Form S-1 filed January 24, 2012

3.2

Bylaws incorporated by reference to Form S-1 filed January 24, 2012

10.1

Employment Agreement, dated December 1, 2011, by and between the Company and James Christie incorporated by reference to Form S-1 filed January 24, 2012

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Anglesea Enterprises, Inc.

/s/ James Christie

By: James Christie

Chief Executive Officer

Dated:   January 24, 2013